Exhibit 99.1

Fidelity National Financial, Inc. Reports Second Quarter 2013 EPS of $0.61 , Adjusted EPS of $0.68 and Adjusted Pre-Tax Title Margin of 16.5%

Jacksonville, Fla. - (August 5, 2013) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, mortgage services and diversified services, today reported operating results for the three-month and six-month periods ended June 30, 2013.

•
Adjusted pre-tax title margin of 16.5% for the second quarter versus 14.5% in the second quarter of 2012, a 200 basis point, or 14%, increase over the prior year; best second quarter pre-tax title margin since 2003, resulting in 32% growth in adjusted pre-tax title earnings compared to the second quarter of 2012

•
Consolidated results include a one-time $20 million pre-tax charge related to an employment litigation lawsuit and $2.5 million of pre-tax expenses related to the announced signing of a definitive agreement to acquire Lender Processing Services, Inc. (NYSE:LPS); a combined $0.07 negative impact to fully diluted EPS for the second quarter

•
Open title orders of 672,000 for the second quarter, an increase of 5,000, or 1%, over the second quarter of 2012; open orders per day of 10,500 for the second quarter versus 10,400 open orders per day for the second quarter of 2012; 42% of second quarter open title orders were purchase related

•
Second quarter purchase orders opened and closed increased by 11% and 13%, respectively, versus the second quarter of 2012; July 2013 purchase orders opened and closed increased by 17% and 22%, respectively, versus July 2012

•
Second quarter commercial title revenue of $112 million, a 9% increase over the second quarter of 2012, driven by a 15% improvement in the commercial fee per file offset by a 6% decrease in closed orders; second quarter commercial orders opened were essentially flat with the prior year period

•	Overall second quarter average fee per file of $1,562, a 4% increase over the second quarter of 2012 and a 14% sequential increase from the first quarter of 2013

•	Restaurant group revenue of $347 million, adjusted EBITDA of $23 million, adjusted EBITDA margin of 6.7% and a pre-tax earnings of $5 million

•	Remy total revenue of $280 million, adjusted EBITDA of $31 million, adjusted EBITDA margin of 11.1% and pre-tax earnings of $4 million

Consolidated ($ in millions except per share amounts)

	Three Months Ended	Three Months Ended
	June 30, 2013	June 30, 2012
Total revenue	$2,279	$1,727
Net earnings attributable to common shareholders	$139*	$147**
Net earnings per diluted share attributable to common shareholders	$0.61*	$0.65**
Cash flow provided by operations	$253	$238

	Six Months Ended	Six Months Ended
	June 30, 2013	June 30, 2012
Total revenue	$4,320	$2,907
Net earnings attributable to common shareholders	$228*	$221**
Net earnings per diluted share attributable to common shareholders	$0.99*	$0.99**
Cash flow provided by operations	$214	$193

*Second quarter 2013 results include a one-time $20 million pre-tax charge related to an employment litigation lawsuit and $2.5 million of pre-tax deal expenses related to the announced acquisition of LPS for a combined $0.07 negative impact to fully diluted EPS; the six months ended June 30, 2013 results also include a $5 million pre-tax charge related to closing of three J. Alexander's locations and one Max & Erma's location and a $7 million executive separation expense at Remy for a combined $0.03 negative impact to fully diluted EPS

**Includes $29 million, or $0.13 per diluted share, in net gains, primarily from the consolidations of O'Charley's and
American Blue Ribbon Holdings

The following are summary financial and operational results for the operating segments of FNF for the three-month and six-month periods ended June 30, 2013 and 2012:

Fidelity National Title Group (“FNT”) ($ in millions)

	Three Months Ended	Three Months Ended
	June 30, 2013	June 30, 2012
Total revenue	$1,613	$1,392
Pre-tax earnings	$272	$191
Realized gains	$7	$1
Claims recoupment impairment	—	$11
Adjusted pre-tax earnings	$265	$201
Adjusted pre-tax margin	16.5%	14.5%

	Six Months Ended	Six Months Ended
	June 30, 2013	June 30, 2012
Total revenue	$2,990	$2,557
Pre-tax earnings	$441	$317
Realized gains	$7	$5
Claims recoupment impairment	$—	$11
Adjusted pre-tax earnings	$434	$323
Adjusted pre-tax margin	14.5%	12.7%

Month	Direct Orders Opened	Direct Orders Closed
April 2013	244,000	170,000
May 2013	240,000	175,000
June 2013	188,000	159,000

Second Quarter 2013	672,000	504,000

Month	Direct Orders Opened	Direct Orders Closed
April 2012	202,000	150,000
May 2012	228,000	156,000
June 2012	237,000	153,000

Second Quarter 2012	667,000	459,000

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Second Quarter 2013	20,300	12,300	$112	$9,100
Second Quarter 2012	20,300	13,100	$103	$7,900

- The preceding table only includes commercial activity from FNF's commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.

Restaurant Group ($ in millions)

	Three Months Ended	Three Months Ended (Partial)
	June 30, 2013	June 30, 2012 ***
Operating revenue	$347	$253
Realized gains	—	$71
Total revenue	$347	$324
Pre-tax loss	$5	$63
Depreciation & amortization	$14	$9
Interest expense	$2	$1
EBITDA	$21	$73
Realized (gains)	$—	$(71)
Transaction and integration costs	$2	$10
Adjusted EBITDA	$23	$12
Adjusted EBITDA margin	6.7%	4.7%

	Six Months Ended	Six Months Ended (Partial)
	June 30, 2013	June 30, 2012 ***
Operating revenue	$701	$253
Realized gains (losses)	$(2)	$71
Total revenue	$699	$324
Pre-tax loss	$5	$63
Depreciation & amortization	$27	$9
Interest expense	$4	$1
EBITDA	$36	$73
Realized (gains) losses	$2	$(71)
Transaction and integration costs	$4	$10
Adjusted EBITDA	$42	$12
Adjusted EBITDA margin	6.0%	4.7%

*** Includes period from May 11, 2012 to June 30, 2012

Remy ($ in millions)****

Three Months Ended
June 30, 2013
Operating revenue	$284
Realized losses	$(3)
Total revenue	$281
Pre-tax loss	$4
Depreciation & amortization	$19
Interest expense	$3
EBITDA	$26
Realized losses	$3
Stock compensation	$2
Adjusted EBITDA	$31
Adjusted EBITDA margin	11.0%

Six Months Ended
June 30, 2013
Operating revenue	$568
Realized losses	$(3)
Total revenue	$565
Pre-tax loss	$3
Depreciation & amortization	$38
Interest expense	$10
EBITDA	$51
Realized losses	$3
Stock compensation and executive severance	$11
Adjusted EBITDA	$65
Adjusted EBITDA margin	11.4%

**** Consolidation of Remy results began August 15, 2012

“The second quarter results continue to highlight the earnings power of our title business,” said Chief Executive Officer George P. Scanlon. “With an improving residential purchase market and strong refinance order closings, we were able to generate a 16.5% pre-tax title margin, nearly equal to that of full-year 2003 when adjusted for the difference in the provision for title losses between the time periods. In the second quarter, our residential purchase orders opened grew by 11% versus the second quarter of 2012 and closed purchase orders increased by 13% over the prior year. In July 2013, residential purchase orders opened increased by 17% and closed purchase orders grew by 22% versus July 2012. Our commercial title insurance business continues to perform well, generating 9% revenue growth over a strong second quarter of 2012.

“While we remain encouraged by the performance in our commercial and residential purchase businesses, the nearly 100 basis point increase in the 10-year treasury rate during the second quarter adversely impacted refinance orders during June and July. We have responded to that decline in open refinance orders by reducing headcount by nearly 670 positions over the past six weeks. As we have consistently demonstrated in the past, we will closely monitor productivity and operating metrics with discipline and adjust staffing levels to current market volumes to mitigate the impact to earnings associated with the transitioning market.”

“We were excited to announce the signing of an agreement to acquire LPS during the second quarter,” said Chairman William P. Foley, II. “This combination will create a larger, broader, more diversified and recurring revenue base for FNF. We continue to work through the filing and approval processes toward an expected fourth quarter 2013 transaction closing and look forward to creating significant value for our shareholders through this strategic acquisition.”

Conference Call
FNF will host a call with investors and analysts to discuss second quarter 2013 results on Tuesday, August 6, 2013, beginning at 10:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 12:00 p.m. Eastern time on August 6, 2013, through August 15, 2013, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 297732.

About FNF
Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, mortgage services and diversified services. FNF is the nation's largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title and Alamo Title - that collectively issue more title insurance policies than any other title company in the United States. FNF owns a 55% stake in American Blue Ribbon Holdings, LLC, a family and casual dining restaurant owner, operator and franchisor of the O'Charley's, Ninety Nine Restaurant, Max & Erma's, Village Inn, and Bakers Square concepts. FNF also owns an 87% stake in J. Alexander's, LLC, an upscale dining restaurant owner and operator of the J. Alexander's and Stoney River Legendary Steaks concepts. In addition, FNF also owns a 51% stake in Remy International, Inc., a leading designer, manufacturer, remanufacturer, marketer and distributor of aftermarket and original equipment electrical components for automobiles, light trucks, heavy-duty trucks and other vehicles. FNF also owns a minority interest in Ceridian Corporation, a leading provider of global human capital management and payment solutions. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA) and adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA).

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided above.

Important Information Will be Filed with the SEC
FNF plans to file with the SEC a Registration Statement on Form S‑4 in connection with the transaction. FNF and LPS plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about FNF, LPS, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the JOINT Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by FNF and LPS through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting the investor relations department of FNF or LPS at the following:

FNF                        LPS
601 Riverside Avenue                601 Riverside Avenue
Jacksonville, FL 32204                Jacksonville, FL 32204
Attention: Investor Relations            Attention: Investor Relations
904-854-8100                    904-854-8640
dkmurphy@fnf.com                nancy.murphy@lpsvcs.com

FNF and LPS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of FNF is contained in FNF's Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 12, 2013, which are filed with the SEC. Information regarding LPS's directors and executive officers is contained in LPS's Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 9, 2013, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on FNF or LPS management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. FNF and LPS undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and stockholder approval and the satisfaction of other conditions to the consummation of the proposed transaction; the ability of FNF to successfully integrate LPS's operations and employees and realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U.S. economy; FNF's dependence on distributions from its title insurance underwriters as a main source of cash flow; significant competition that FNF and LPS face; compliance with extensive government regulation; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF's and LPS' Form 10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In millions, except per share amounts, order information and fee per file)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Direct title premiums	$492	$426	$905	$779
Agency title premiums	625	518	1,149	932
Total title premiums	1,117	944	2,054	1,711
Escrow, title-related and other fees	489	427	924	800
Total title and escrow	1,606	1,371	2,978	2,511

Restaurant revenue	347	253	701	253
Remy revenue	284	—	568	—
Interest and investment income	37	37	70	73
Realized gains and losses	5	66	3	70
Total revenue	2,279	1,727	4,320	2,907

Personnel costs	546	447	1,065	852
Other operating expenses	366	331	691	601
Cost of restaurant revenue	295	215	597	215
Cost of Remy revenue (includes $18 million and $36 million of D&A, respectively)	241	—	481	—
Agent commissions	473	396	870	712
Depreciation and amortization	35	26	68	43
Title claim loss expense	79	77	144	131
Interest expense	21	16	44	31
Total expenses	2,056	1,508	3,960	2,585

Earnings from continuing operations before taxes and equity investments	223	219	360	322
Income tax expense	72	81	118	118
Earnings from continuing operations before equity investments	151	138	242	204
Earnings (loss) from equity investments	(3)	2	(6)	8
Earnings from continuing operations, net of tax	148	140	236	212
Earnings from discontinued operations, net of tax	(2)	7	(2)	12
Net earnings	146	147	234	224
Non-controlling interests	7	—	6	3
Net earnings attributable to common shareholders	$139	$147	$228	$221
Earnings per share:
Net earnings from continuing operations attributable to common shareholders - basic	$0.62	$0.67	$1.01	$1.01
Net earnings from continuing operations attributable to common shareholders - diluted	$0.61	$0.65	$0.99	$0.99

Weighted average shares - basic	225	220	225	219
Weighted average shares - diluted	229	225	230	224

Direct operations orders opened (000's)	672	667	1,315	1,318
Direct operations orders closed (000's)	504	459	991	868
Fee per file	$1,562	$1,497	$1,469	$1,451
Actual title claims paid	$108	$101	$199	$205

 FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Three Months ended			Restaurant		Corporate
June 30, 2013	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$2,237	$1,571	$347	$284	$35

Interest and investment income	37	35	—	(1)	3
Realized gains and losses	5	7	—	(3)	1
Total revenue	2,279	1,613	347	280	39

Personnel costs	546	481	16	19	30
Other operating expenses	366	291	15	12	48
Cost of revenue	536	—	295	241	—
Agent commissions	473	473	—	—	—
Depreciation and amortization	35	17	14	1	3
Title claim loss expense	79	79	—	—	—
Interest expense	21	—	2	3	16
Total expenses	2,056	1,341	342	276	97

Pretax earnings (loss) from continuing operations	223	272	5	4	(58)

Pretax margin	9.8%	16.9%	1.4%	1.4%	—%
Pretax margin, excluding realized gains	9.6%	16.5%	1.4%	2.5%	—%

Open orders	672	672	—	—	—
Closed orders	504	504	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Three Months ended			Restaurant		Corporate
June 30, 2012	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$1,624	$1,355	$253	$—	$16

Interest and investment income	37	36	—	—	1
Realized gains and losses	66	1	71	—	(6)
Total revenue	1,727	1,392	324	—	11

Personnel costs	447	429	8	—	10
Other operating expenses	331	283	28	—	20
Cost of revenue	215	—	215		—
Agent commissions	396	396	—	—	—
Depreciation and amortization	26	16	9	—	1
Title claim loss expense	77	77	—	—	—
Interest expense	16	—	1	—	15
Total expenses	1,508	1,201	261	—	46

Pretax earnings (loss) from continuing operations	219	191	63	—	(35)

Pretax margin	12.7%	13.7%	19.4%	—	—
Pretax margin, excluding realized gains	9.2%	14.5%	—	—	—

Open orders	667	667	—	—	—
Closed orders	459	459	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Six Months ended			Restaurant		Corporate
June 30, 2013	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$4,247	$2,915	$701	$568	$63

Interest and investment income	70	68	—	—	2
Realized gains and losses	3	7	(2)	(3)	1
Total revenue	4,320	2,990	699	565	66

Personnel costs	1,065	933	31	46	55
Other operating expenses	691	569	35	23	64
Cost of revenue	1,078	—	597	481	—
Agent commissions	870	870	—	—	—
Depreciation and amortization	68	33	27	2	6
Title claim loss expense	144	144	—	—	—
Interest expense	44	—	4	10	30
Total expenses	3,960	2,549	694	562	155

Pretax earnings (loss) from continuing operations	360	441	5	3	(89)

Pretax margin	8.3%	14.7%	0.7%	0.5%	—
Pretax margin, excluding realized gains	8.3%	14.5%	1.0%	1.1%	—

Open orders	1,315	1,315	—	—	—
Closed orders	991	991	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Six Months ended			Restaurant		Corporate
June 30, 2012	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$2,764	$2,482	$253	$—	$29

Interest and investment income	73	70	—	—	3
Realized gains and losses	70	5	71	—	(6)
Total revenue	2,907	2,557	324	—	26

Personnel costs	852	827	8	—	17
Other operating expenses	601	538	28	—	35
Cost of revenue	215	—	215	—	—
Agent commissions	712	712	—	—	—
Depreciation and amortization	43	32	9	—	2
Title claim loss expense	131	131	—	—	—
Interest expense	31	—	1	—	30
Total expenses	2,585	2,240	261	—	84

Pretax earnings (loss) from continuing operations	322	317	63	—	(58)

Pretax margin	11.1%	12.4%	19.4%	—	—
Pretax margin, excluding realized gains	8.9%	12.7%	—	—	—

Open orders	1,318	1,318	—	—	—
Closed orders	868	868	—	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions, except per share amounts)

	June 30, 2013	December 31, 2012
	(Unaudited)
Cash and investment portfolio	$5,266	$5,185
Goodwill	1,883	1,908
Title plant	374	374
Total assets	10,015	9,903
Notes payable	1,345	1,344
Reserve for claim losses	1,717	1,748
Secured trust deposits	653	528
Total equity	4,834	4,749
Book value per share	$21.18	$20.78

###